UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

3M Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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March 25, 2016

Vote now! 3M COMPANY Annual Stockholder Meeting

3M COMPANY

2016 Annual Meeting May 10, 2016

Important proxy voting material is ready for your action.

This email represents the following share(s):

123,456,789,012.00000

Three
Ways to Vote

Now via ProxyVote	Vote By May 9, 2016 11:59 PM ET
At the Meeting
By Phone 1.800.690.6903	Control Number: 0123456789012345

As a 3Mer and stockholder, you contribute to 3M's business growth and financial strength, you share in the risk and rewards, and you benefit from our Company's success. We encourage you to both understand and vote on the proposals being considered at this year's Annual Meeting.

In this email you'll find the materials you need: Notice of the Annual Meeting and Proxy Statement, the 2015 Annual Report and helpful instructions. Your vote is very important; please enter it as soon as possible.

This year's Annual Meeting of Stockholders will be held at 10:00 a.m., on Tuesday, May 10, 2016 at the Austin City Limits Live at The Moody Theater, 310 W. Willie Nelson Blvd., Austin, Texas. Like last year, on the meeting day, we will provide a live webcast so you can listen to the business portion of meeting by visiting http://investors.3M.com.

If you plan to attend the meeting in person, you will need to pre-register and print your admission ticket at Proxyvote.com as further described below.

Thank you all for your contributions!

Inge Thulin
Chairman of the Board, President and CEO

To access ProxyVote.com, you will need your four digit PIN:

- If you are an employee of 3M COMPANY, your PIN is the last four digits of your Social Security number.

- If you are an employee of 3M COMPANY and do not have a Social Security number or Taxpayer ID, your PIN will be the last four digits of your 3M COMPANY employee ID number.

- If you have forgotten your PIN number, please follow the instructions on Proxyvote.com.

Internet voting is accepted up to 10:59 p.m. Central Daylight Time on May 9, 2016 (or up to 10:59 p.m. CDT on May 8, 2016 for participants in 3M's Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan).

Important
Materials

Proxy Statement
Annual Report

For holders as of March 11, 2016

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